UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 29, 2016
Date of Report (Date of earliest event reported)

TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 2.02 Results of Operations and Financial Condition

On February 29, 2016, TASER International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fourth quarter of 2015. The full text of the press release, together with the unaudited condensed consolidated statements of operations, segment reporting, balance sheets, selected cash flow information, statistical measures and reconciliations of GAAP to non-GAAP financial measures are attached hereto as Exhibit 99.1. The Company has also provided additional unaudited summary data for its fourth quarter of 2015 as attached hereto as Exhibits 99.2 and 99.3.

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), as amended, or otherwise subject to the liabilities of that Section.

Item 8.01 Other Events

On February 29, 2016, the Company announced that its board of directors has authorized a stock repurchase program pursuant to which the Company may repurchase up to $50 million of the Company’s common stock. The repurchases will be funded by available cash and may be effected from time to time through open market purchases, trading plans established in accordance with U.S. Securities and Exchange Commission rules, or other means, depending on satisfactory market conditions, applicable legal requirements and other factors. The stock repurchase program does not obligate the Company to repurchase any particular amount of common stock and it may be suspended at any time at the Company's discretion.

In connection with the stock repurchase program, the Company anticipates adopting a stock trading plan (the “Plan”) established in accordance with Rule 10b5-1 of the 1934 Act. Rule 10b5-1 allows companies to adopt written, pre-arranged stock trading plans when they do not have material, non-public information. The Company also anticipates that purchases under the Plan will be made in the open market, through block trades, or otherwise, and are anticipated to be made in compliance with Rule 10b-18 under the 1934 Act. The actual amount of shares purchased, if any, will be based on working capital requirements.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated February 29, 2016
99.2	Unaudited supplemental results dated February 29, 2016
99.3	Unaudited operating metrics dated February 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2016	TASER International, Inc.
	By:	/s/ DANIEL M. BEHRENDT
Daniel M. Behrendt
Chief Financial Officer